UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2020

FIRST FOUNDATION INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36461	20-8639702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18101 Von Karman Avenue, Suite 700
Irvine, California	92612
(Address of Principal Executive Offices)	(Zip Code)

(949) 202-4160

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock	FFWM	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders

First Foundation Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders on May 26, 2020 (the “Annual Meeting”). The Company’s stockholders voted on the proposals listed below, each of which was described in the Company’s proxy statement for the Annual Meeting.

Proposal No. 1 – Election of Directors

The Company’s stockholders elected the following nine individuals to serve as directors for the ensuing year and until their successors are elected and qualify to serve. There were no nominees other than those listed below. The voting results were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Max Briggs	30,371,778	381,294	3,400,157
John Hakopian	30,360,335	392,737	3,400,157
Scott F. Kavanaugh	30,133,555	619,517	3,400,157
Ulrich E. Keller, Jr.	30,370,201	382,871	3,400,157
David Lake	30,397,043	356,029	3,400,157
Elizabeth A. Pagliarini	30,487,171	265,901	3,400,157
Mitchell M. Rosenberg	30,066,327	686,745	3,400,157
Diane M. Rubin	30,484,716	268,356	3,400,157
Jacob Sonenshine	30,234,539	518,533	3,400,157

Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accountants

The Company’s stockholders ratified the appointment of Eide Bailly LLP as the Company’s independent registered public accounting firm for fiscal year 2020. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
34,080,062	7,395	65,772	−

Brokers were entitled to cast votes on this proposal without voting instructions from the beneficial owners of the shares. As a result, there were no broker non-votes with respect to this proposal.

Proposal No. 3 – Advisory Vote on the Compensation of our Named Executive Officers

The Company’s stockholders approved, on an advisory basis, the compensation paid in 2019 to the Company’s named executive officers. The voting results were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
30,343,487	394,172	15,413	3,400,157

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FOUNDATION INC.

Date: May 28, 2020	By:	/s/ ROBERT E. SJOGREN
Robert E. Sjogren General Counsel & Secretary